Exhibit 10.2

                                 FIRST AMENDMENT

                                 to that certain

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT,  dated as of January 8, 2007 (this  "AMENDMENT"),  is
                                                                ---------
made in connection with that certain Third Amended and Restated Credit Agreement, dated as of March 16, 2006 (the "CREDIT AGREEMENT"), among Columbus
                                             ------ ---------
McKinnon Corporation (the "BORROWER"), the Guarantors named therein, the lending
                           --------
institutions  party  thereto  (the  "LENDERS"),  and Bank of America,  N.A.,  as
                                     -------
Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

     WHEREAS, the Lenders are willing to amend certain terms and provisions of the Credit Agreement, but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

     1.  AMENDMENTS.
         ----------

     (a) The definition of "Interest Payment Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text "15th" set forth in the fifth line thereof and substituting in lieu thereof the following text:
"fifth (5th)".

     (b) The definition of "Interest Period" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "seven (7) or fourteen
(14) days or" immediately before the text "one, two, three or six months" occurring in the third line thereof.

     (c) Section 2.02(e) is hereby amended by adding the following text immediately before the period at the end of such Section: "and there shall not be more than one (1) Interest Period comprised of seven or fourteen days at any time".

     (d) Section 2.03(i) is hereby amended by deleting the reference to "fifth Business Day of each of March, June, September and December" set forth in the seventh line thereof and substituting in lieu thereof the following text: "fifth
(5th) day of each of January, April, July and October".

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     (e) Section  2.03(j) is hereby  amended by deleting the reference to "tenth
Business Day after the end of each of March, June, September and December" set forth in the fourth line thereof and substituting in lieu thereof the following text: "fifth (5th) day of each of January, April, July and October".

     (f) Section 2.09(a) of the Credit Agreement is hereby amended by deleting the two references therein to "15th" occurring in the seventh and eighth lines thereof and substituting in lieu thereof the following text: "fifth (5th)".

     2.  AFFIRMATION  AND  ACKNOWLEDGMENT.  The  Borrower  hereby  ratifies  and
         --------------------------------
confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby. Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guaranty remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guaranty obligations under the Credit Agreement and the other Loan Documents. The Borrower and the Guarantors hereby confirm that the Obligations or Guaranty obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guaranty obligations under the Credit Agreement, as the case may be.

     3.  REPRESENTATIONS  AND  WARRANTIES.  The Borrower  hereby  represents and
         --------------------------------
warrants to the Lenders as follows:

     (a) The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the Borrower's or any Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

     (b) This Amendment and the Credit  Agreement as amended  hereby  constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

     (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby.

     (d) The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     4.  CONDITIONS TO  EFFECTIVENESS. The effectiveness of this Amendment shall
         ----------------------------
be conditioned upon execution hereof by the Required Lenders.

     5.  COUNTERPARTS.  This Amendment may be executed in  several  counterparts
         ------------
and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     6.  DELIVERY  BY  FACSIMILE.  This  Amendment,  to the  extent  signed  and
         -----------------------
delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     7.  MISCELLANEOUS PROVISIONS.
         ------------------------

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) Pursuant to Section 10.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.


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



     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.

                                         BORROWER
                                         --------

                                         COLUMBUS MCKINNON CORPORATION

                                         By:   /S/ Karen L. Howard
                                               --------------------------------
                                               Name: Karen L. Howard
                                               Title: Vice President


                                         GUARANTORS
                                         ----------

                                         YALE INDUSTRIAL PRODUCTS, INC.


                                         By:   /S/ Karen L. Howard
                                               --------------------------------
                                               Name: Karen L. Howard
                                               Title: Vice President

                                         CRANE EQUIPMENT & SERVICE, INC.


                                         By:   /S/ Karen L. Howard
                                               --------------------------------
                                               Name: Karen L. Howard
                                               Title: Vice President

                                         AUDUBON EUROPE S.A.R.L.


                                         By:   /S/ Karen L. Howard
                                               --------------------------------
                                               Name: Karen L. Howard
                                               Title: Vice President

                                         By:   /S/ Romain Thillens
                                               --------------------------------
                                               Name: Romain Thillens
                                               Title: Manager

                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent

                                         By:   /S/ Sharon D. Turner
                                               --------------------------------
                                               Name: Sharon D. Turner
                                               Title: Assistant Vice President
                                                      Agency Management Officer

                                         BANK OF AMERICA, N.A.
                                         as Lender, L/C Issuer and Swing
                                            Line Lender

                                         By:   /S/ Colleen O'Brien
                                               --------------------------------
                                               Name: Colleen O'Brien
                                               Title: Vice President

                                         CITIZENS BANK, N.A.

                                         By:   /S/ Thomas L. Giles
                                               --------------------------------
                                               Name: Thomas L. Giles
                                               Title: Vice President

                                         MANUFACTURERS AND TRADERS TRUST COMPANY

                                         By:   /S/ Andrew M. Constantino
                                               --------------------------------
                                               Name: Andrew M. Constantino
                                               Title: Vice President

                                         JPMORGAN CHASE BANK, N.A.

                                         By:   /S/ Cary J. Haller
                                               --------------------------------
                                               Name: Cary J. Haller
                                               Title: Vice President

                                         NATIONAL CITY BANK

                                         By:   /S/ Susan J. Dimmick
                                               --------------------------------
                                               Name: Susan J. Dimmick
                                               Title: Vice President

                                         GREATER BUFFALO SAVINGS BANK

                                         By:   /S/ Ted Oexle
                                               --------------------------------
                                           Name: Ted Oexle
                                           Title: Senior Vice President